                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                               ________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): November 17, 1997


                      PROFFITT'S CREDIT CARD MASTER TRUST
                      -----------------------------------
               (Exact Name of Registrant as Specified in Charter)


      Not Applicable           333-28811-01          Not Applicable
      --------------           ------------          --------------
      (State or Other         (Commission           (IRS Employer
       Jurisdiction of         File Number)          Identification No.)
       Incorporation)

                  P.O. BOX 20080, Jackson, Mississippi  39289
              ---------------------------------------------------
        (Addresses of Principal Executive Offices, including Zip Code)

                                (601) 968-4400
                 ---------------------------------------------
             (Registrant's Telephone Number, including Area Code)

ITEM 5.   OTHER EVENTS.
------    ------------

     Proffitt's, Inc., as Servicer under the Proffitt's Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of October 1997, to the Series 1997-2 Certificateholders on November 17, 1997.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.
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     (c)    Exhibits.

            The following exhibits are filed herewith:

     Exhibit No.         Description
     -----------         -----------

     99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of October 1997

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   PROFFITT'S, INC., AS SERVICER UNDER THE
                                   PROFFITT'S CREDIT CARD MASTER TRUST
                                   (Registrant)



                                   /s/ Douglas E. Coltharp
                                   --------------------------
                                   Douglas E. Coltharp
                                   Executive Vice President and
                                   Chief Financial Officer



Date:  November 17, 1997

                               INDEX TO EXHIBITS
                               -----------------

Exhibit
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 99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of October 1997